                          SCHEDULE 14A INFORMATION
                 Proxy Statement Pursuant to Section 14(a)
                  of the Securities Exchange Act of 1934
                            (Amendment No. _____)


Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

        [ ]     Preliminary Proxy Statement
        [ ]     Confidential, for Use of the Commission Only (as
                permitted by Rule 14a-6(e)(2))
	[X]	Definitive Proxy Statement
        [ ]     Definitive Additional Materials
        [ ]     Soliciting Material Pursuant to  240.14a-11(c) or
                240.14a-12

                        Surety Capital Corporation
             ------------------------------------------------
             (Name of Registrant as Specified In Its Charter)


  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-
        6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction
                applies:

	(2)	Aggregate number of securities to which transaction
                applies:

	(3)	Per unit price or other underlying value of transaction
                computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

PAGE

                        SURETY CAPITAL CORPORATION
                    1845 Precinct Line Road, Suite 100
                           Hurst, Texas  76054
                           ___________________

                 Notice of Annual Meeting of Stockholders
                         To Be Held June 4, 1999
                           ___________________

To the Stockholders of
SURETY CAPITAL CORPORATION:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Surety Capital Corporation, a Delaware corporation (the "Company"), will be held at 3:00 p.m. local time at Surety Bank, National Association, 600 Pat Booker Road, Universal City, Texas 78148, on Friday, June 4, 1999, for the following purposes:

1.	To elect the eight (8) persons listed in the Proxy Statement dated May 5, 1999, accompanying this Notice, to serve as Directors of the Company; and

2.	To transact such other business as may properly come before
        the Annual Meeting of Stockholders or any adjournment(s) thereof.

        The Board of Directors has fixed the close of business on April 19, 1999 as the Record Date for the determination of stockholders entitled to notice of and to vote at this meeting and any adjournment(s) thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the meeting. A complete list of such stockholders will be available for inspection at the offices of the Company in Hurst, Texas, during regular business hours for a period of ten days before the meeting.

        All stockholders are cordially invited to attend the meeting. Stockholders are urged, whether or not they plan to attend the meeting, to complete, date and sign the accompanying proxy and to return it promptly in the enclosed postage-paid return envelope. You may revoke the proxy at any time before the proxy is exercised by delivering written notice of revocation to the Secretary of the Company, by delivering a subsequently dated proxy, or by attending the meeting and withdrawing the proxy.

                                        By Order of the Board of Directors,



                                        G. M. Heinzelmann, III, President

Hurst, Texas
May 5, 1999

PAGE

                           SURETY CAPITAL CORPORATION
                        1845 Precinct Line Road, Suite 100
                              Hurst, Texas  76054

                                PROXY STATEMENT
                                      for
                         ANNUAL MEETING OF STOCKHOLDERS
                           To be Held on June 4, 1999


                                 INTRODUCTION

        This Proxy Statement is furnished to the stockholders of Surety Capital Corporation (the "Company") in connection with the solicitation by the Board of Directors of the Company (the "Board") of proxies to be used at the Annual Meeting of Stockholders of the Company to be held at 3:00 p.m. local time at Surety Bank, National Association, 600 Pat Booker Road, Universal City, Texas 78148 on Friday, June 4, 1999 and at any adjournment or adjournments thereof. Proxies in the form enclosed will be voted at the meeting if properly executed, returned to the Company prior to the meeting and not revoked. The approximate date on which this Proxy Statement and the accompanying proxy card are being sent to stockholders is May 5, 1999.

                            REVOCABILITY OF PROXY

        Your proxy may be revoked at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by delivering a subsequently dated proxy or by attending the meeting and withdrawing the proxy. Your attendance at the meeting will not constitute automatic revocation of the proxy.

                      ACTION TO BE TAKEN AT THE MEETING

        The accompanying proxy, unless the stockholder otherwise specifies in the proxy, will be voted (i) for the election as directors of the nominees listed under "Election of Directors" and (ii) at the discretion of the proxy holders, on any other matter that may properly come before the meeting or any postponements or adjournments thereof.

        Where stockholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter of business is brought before the meeting, the proxy holders may vote the proxies at their discretion. The directors do not know of any such other matter or business.

                        PERSONS MAKING THE SOLICITATION

        The accompanying proxy is being solicited by the Board of Directors of the Company. The cost of soliciting your proxy will be borne entirely by the Company and no other person or persons will bear such costs either directly or indirectly. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and employees of the Company.

                      OUTSTANDING SHARES AND VOTING RIGHTS

General

        The Board has fixed the close of business on April 19, 1999 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only stockholders

PAGE
of record on the Record Date are entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof. At the close of business on the Record Date, there were 5,760,235 shares of common stock, $0.01 par value (the "Common Stock"), of the Company issued and outstanding.

                              QUORUM AND VOTING

        The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the meeting. In deciding all questions, a holder of Common Stock is entitled to one vote, in person or by proxy, for each share held in his or her name on the Record Date. At all meetings of the stockholders, except where the provision is made by law or by the Company's Certificate of Incorporation or Bylaws, all matters shall be decided by the vote of a majority of the votes cast by the stockholders present in person or by proxy and entitled to vote thereon. Abstentions will be included in vote totals and, as such, will have the same effect on each proposal other than the election of directors as a negative vote. Broker non-votes, if any, will not be included in vote totals and, as such, will have no effect on any proposal.

                              BOARD OF DIRECTORS

        Various meetings of the Board are held each year, including an organizational meeting following the conclusion of the Annual Meeting of Stockholders. Additionally, the Board has established an Audit Committee and a Stock Option Committee.

Audit Committee

        Members: William B. Byrd, Joseph S. Hardin, Michael L. Milam, Garrett Morris and Cullen W. Turner.

        The function of the Audit Committee is to (i) meet with the independent public accountants of the Company to review the annual audit and its results, (ii) implement internal audit controls and procedures of the Company and its subsidiary, Surety Bank, National Association (the "Bank"), and (iii) make recommendations to the Board as to the engagement of the independent public accountants of the Company.

Stock Option Committee

        Members:  William B. Byrd, Joseph S. Hardin and Cullen W. Turner.

        The function of the Stock Option Committee is to administer the Company's 1988, 1995 and 1998 Incentive Stock Option Plans, the 1996 Stock Option Plan for Directors, the 1997 Non-Qualified Stock Option Plan for Non-Employee Directors and the 1997 Non-Qualified Stock Option Plan for Officers and Key Employees. (See "EXECUTIVE COMPENSATION AND OTHER
INFORMATION: Option Exercises and Holdings" and "BOARD OF DIRECTORS:
Directors' Fees and Compensation.")

Directors' Fees and Compensation

        In February 1997 the Company began to hold combined meetings of the Board and the Bank Board, and the Bank pays each director $1,000 for attendance at each combined meeting. The total amount paid as directors' fees in the fiscal year ended December 31, 1998 was $119,000. Effective January 1, 1999 the Bank pays each director $500 for attendance at each combined meeting.

        The Company has adopted the 1996 Stock Option Plan for Directors (the "1996 Directors Plan") and the 1997 Non-Qualified Stock Option Plan for

                                     -2-
PAGE

Non-Employee Directors (the "1997 Directors Plan"). Under the 1996 and 1997 Directors Plans an aggregate of 250,000 shares of Common Stock of the Company were set aside for issuance pursuant to the exercise of options granted thereunder, of which 190,000 shares are subject to outstanding options and 54,000 shares remain available for grant. The 1996 Directors Plan is a formula plan pursuant to which annual options are automatically granted to directors of the Company who are not employees of the Company or the Bank at fair market value. All options under the 1996 Directors Plan are non-qualified stock options, and vest one year following the date of grant. On the first business day of calendar each year, each non-employee director is automatically granted an option to purchase 2,000 shares of Common Stock of the Company at the closing price of the Common Stock as reported on the American Stock Exchange on the grant date. In 1998 each non-employee director of the Company received an option to purchase 2,000 shares of Common Stock of the Company at an exercise price of $6.9375 per share.
The 1997 Directors Plan provides for the one time grant of 25,000 non-qualified stock options to directors of the Company who were not employees of the Company or the Bank at fair market value. In 1997 each non-employee director of the Company received an option to purchase 25,000 shares of Common Stock of the Company at exercise prices ranging from $4.18 to $5.375 per share. These options vest over five years.

Attendance at Board and Committee Meetings

        During fiscal year 1998 there were fourteen (14) meetings of the Board, one (1) meeting of the Audit Committee and one (1) meeting of the Stock Option Committee. Each director attended at least 75% of the total number of meetings of the Board and each committee of the Board of which he or she was a member during fiscal year 1998.

                                  AUDITORS

	The Board has not selected auditors for the 1999 fiscal year.
The Company is satisfied with the accounting and audit services performed by its current auditors. However, as part of the Company's ongoing cost reduction efforts and reevaluation of all external relationships, the Audit Committee is in the process of obtaining proposals for such services from several accounting firms, including its current auditors. After review of such proposals, the Audit Committee will make its recommendation to the Board regarding the appointment of auditors for the 1999 fiscal year.

	PricewaterhouseCoopers LLP is the accounting firm which examined and reported on the Company's financial statements for the last fiscal year.
It is expected that representatives of the firm will be present at the Annual Meeting to make any statements they desire to make and to answer appropriate questions directed to them.

                               PROPOSAL NO. 1:
                            ELECTION OF DIRECTORS

        The bylaws of the Company provide that the Board shall consist of such number of directors as shall be determined by resolution of the Board. By a resolution adopted by the Board on April 23, 1999, the number of directors comprising the Board was set at eight (8). The Board has nominated the eight (8) individuals named below to serve as directors of the Company.

        Names of the nominees for directors and other information about them appears in the following table. All of the nominees have consented to serve if elected. If for any unforeseen reason a nominee is unable to serve if elected, the persons named in the accompanying proxy may exercise their discretion to vote for a substitute nominee selected by the Board. However, the Board has no reason to anticipate that any of the nominees will not be able to serve, if elected.

                                     -3-
PAGE

 Name and Age of
  Nominee; Years                 Principal Occupation for Past
Served as Director              Five Years; Other Directorships
------------------              -------------------------------

  C. Jack Bean            C. Jack Bean has served as Chairman of the Board
     Age 71               and Chief Executive Officer of the Company since he
Director Since 1987       returned from retirement in February 1999, and has
                          served as a director of the Company since March
                          1987. Mr. Bean previously served as Chairman of the Board and Chief Executive Officer of the Company from March 1987 until his retirement in August 1998, and as President of the Company from March 1987 to July 1992. Mr. Bean was the owner and founder of Surety Finance Company, the predecessor company to the Company's business, from 1985 until March 1987. Mr. Bean has served as
                          Chairman of the Board, Chief Executive Officer and
                          President of the Bank since he returned from retirement in February 1999, and has served as a director of the Bank since December 1989. He previously served as Chairman of the Board of the Bank from December 1989 until his retirement in August 1998. Mr. Bean has served as a director of Dallas Fire Insurance Company, a licensed Texas stock insurance company, since November 1996. The president of Dallas Fire Insurance Company is also a director of the Company.


G. M. Heinzelmann, III    G. M. Heinzelmann, III has been President of the
      Age 36              Company since July 1992 and a director since
 Director Since 1993      July 1993.  He previously served as Vice President
                          of the Company from May 1987 to July 1992.
                          Mr. Heinzelmann has served as Executive Vice
                          President and a director of the Bank since December
                          1989 and as Manager of the insurance premium finance division of the Company, and subsequently the Bank, since May 1987.


   William B. Byrd        William B. Byrd has served as a director of
       Age 67             the Company since April 1993.  He has been involved
 Director Since 1993      in personal investment activities, real estate
                          brokerage and management, and ranching for the past five years. Mr. Byrd has served as a director of the Bank since January 1994.


  Joseph S. Hardin        Joseph S. Hardin has served as a director of the
      Age 83              Company since April 1989.  He has been involved in
 Director Since 1989      personal investment activities for the past five
                          years. Mr. Hardin has served as a director of the Bank since May 1994.

 Margaret E. Holland      Margaret E. Holland has served as a director of the
      Age 46              Company since September 1997.  She has been a
 Director Since 1997      partner in the law firm of Tracy & Holland, L.L.P.
                          since October 1992. Ms. Holland has served as a director of the Bank since September 1997.


  Michael L. Milam        Michael L. Milam has served as a director of the
      Age 46              Company since May 1994.  He has been president of
 Director Since 1994      Dallas Fire Insurance Company, a licensed Texas
                          stock insurance company, since December 1988.
                          Mr. Milam has served as a director of the Bank since May 1994.


   Garrett Morris         Garrett Morris has served as a director of the
      Age 83              Company since May 1994.  He has been a member of
 Director Since 1994      the law firm of Morris and Schieffer since 1989.
                          Mr. Morris has served as a director of the Bank since May 1994.

                                     -4-
PAGE

 Name and Age of
  Nominee; Years                 Principal Occupation for Past
Served as Director              Five Years; Other Directorships
------------------              -------------------------------
  Cullen W. Turner        Cullen W. Turner has served as a director of the
      Age 58              Company since March 1987.  He has been involved
 Director Since 1987      in personal investment activities for the past five
                          years. Mr. Turner has served as a director of the Bank since December 1993.


        G. M. Heinzelmann, III, President and a director of the Company, is the son-in-law of C. Jack Bean, Chairman of the Board and Chief Executive Officer of the Company. Otherwise, there is no family relationship between any of the nominees, directors and any executive officer of the Company.

        No director presently holds any other directorships in companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15 of that act.

        The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock represented and entitled to vote at the Annual Meeting or any adjournment(s) thereof is necessary for the election of directors. Assuming the receipt by each such person of the affirmative vote of at least a majority of the shares of Common Stock represented at the Annual Meeting, the eight (8) persons receiving the greatest number of votes will be elected as directors.

        THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION AS DIRECTORS OF THE EIGHT (8) PERSONS NAMED UNDER "PROPOSAL NO. 1: ELECTION OF DIRECTORS."

                     ACTION TO BE TAKEN UNDER THE PROXY

        The accompanying proxy will be voted "FOR" the election of the eight (8) persons recommended by the Board and named under "PROPOSAL NO. 1:
ELECTION OF DIRECTORS" as nominees for directors of the Company.

        The accompanying proxy will also be voted in connection with the transaction of such other business as may properly come before the Annual Meeting of Stockholders, or any adjournment or adjournments thereof. Management knows of no other matters to be considered at the Annual Meeting of Stockholders. If, however, any other matters properly come before the Annual Meeting of Stockholders, or any adjournment or adjournments thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their best judgment on any such matter. The persons named in the accompanying proxy will also, if in their judgment it is deemed advisable, vote to adjourn the meeting from time to time.

                               STOCK OWNERSHIP

By Management

        The following table shows beneficial ownership of shares of Common Stock of the Company by all current directors, nominees for director and executive officers of the Company named under the caption "EXECUTIVE COMPENSATION AND OTHER INFORMATION," individually, and, together with all current executive officers of the Company as a group, as of March 31, 1999:

                                     -5-
PAGE

                               Amount and
Name of Individual             Nature of
   or Number of                Beneficial              Percent
 Persons In Group             Ownership(1)            of Class(2)
-----------------------     ------------------        -----------
C. Jack Bean                153,080 shares (3)            2.66%

William B. Byrd              24,800 shares (4)               *

Joseph S. Hardin            207,583 shares (5)            3.59%

G. M. Heinzelmann, III       96,748 shares (6)            1.65%

Margaret E. Holland          12,250 shares (7)               *

Michael L. Milam             51,250 shares (8)               *

Garrett Morris               21,250 shares (9)               *

Cullen W. Turner            137,100 shares(10)            2.37%

All directors and
executive officers as
a group (8 persons)         704,061 shares(11)           11.86%


*	Less than 1% of all the issued and outstanding shares of
        Common Stock.

(1)	Based on information furnished by persons named and, except
        as otherwise indicated below, each person has sole voting and dispositive power with respect to all shares of Common Stock owned by such person.

(2)	Based on 5,760,235 shares of Common Stock issued and
        outstanding at March 31, 1999, as adjusted for shares convertible or exercisable within sixty (60) days which are deemed outstanding for a specific stockholder pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

(3)	Includes 153,080 shares of Common Stock owned of record.
        (See "EXECUTIVE COMPENSATION AND OTHER INFORMATION: Option Exercises and Holdings.")

(4)	Includes 10,800 shares of Common Stock owned of record; 4,000 shares of Common Stock which Mr. Byrd has the right to acquire within sixty (60) days from the date hereof pursuant to options granted to him under the 1996 Stock Option Plan for Directors of the Company; and 10,000 shares of Common Stock which Mr. Byrd has the right to acquire within sixty (60) days from the date hereof pursuant to options granted to him under the 1997 Non-Qualified Stock Option Plan for Non-Employee Directors of the Company.
        (See "BOARD OF DIRECTORS: Directors' Fees and Compensation.")

(5)	Includes 191,583 shares of Common Stock held by a trust for which
        Mr. Hardin serves as a co-trustee; 6,000 shares of Common Stock which Mr. Hardin has the right to acquire within sixty (60) days from the date hereof pursuant to options granted to him under the 1996 Stock Option Plan for Directors of the Company; and
        10,000 shares of Common Stock which Mr. Hardin has the right to acquire within sixty (60) days from the date hereof pursuant to options granted to him under the 1997 Non-Qualified Stock Option Plan for Non-Employee Directors of the Company. (See "BOARD OF
        DIRECTORS: Directors' Fees and Compensation.")

                                    -6-
PAGE

(6)	Includes 8,956 shares of Common Stock owned of record; 37,792 shares of Common Stock which Mr. Heinzelmann has the right to acquire within sixty (60) days from the date hereof pursuant to options granted to him under the 1988 and 1995 Incentive Stock
        Option Plans of the Company; and 50,000 shares of Common Stock which Mr. Heinzelmann has the right to acquire within sixty (60) days from the date hereof pursuant to options granted to him under the 1997 Non-Qualified Stock Option Plan for Officers and Key Employees of the Company. (See "EXECUTIVE COMPENSATION AND OTHER
        INFORMATION: Stock Option Plans" and "Option Exercises and Holdings.")

(7)	Includes 250 shares of Common Stock owned of record; 2,000
        shares of Common Stock which Ms. Holland has the right to acquire within sixty (60) days from the date hereof pursuant to options granted to her under the 1996 Stock Option Plan for Directors of the Company; and 10,000 shares of Common Stock which Ms. Holland has the right to acquire within sixty (60) days from the date hereof pursuant to options granted to her under the 1997 Non-Qualified Stock Option Plan for Non-Employee Directors of the Company. (See "BOARD OF DIRECTORS: Directors' Fees and Compensation.")

(8)	Includes 250 shares of Common Stock owned of record; 35,000
        shares of Common Stock held by Dallas Fire Insurance Company, which is a wholly-owned subsidiary of a corporation in which Mr. Milam has a 50% ownership interest; 6,000 shares of Common Stock which Mr. Milam has the right to acquire within sixty (60) days from the date hereof pursuant to options granted to him under the 1996 Stock Option Plan for Directors of the Company; and 10,000 shares of Common Stock which Mr. Milam has the right to acquire within sixty (60) days from the date hereof pursuant to options granted to him under the 1997 Non-Qualified Stock Option Plan for Non-Employee Directors of the Company. (See "BOARD OF DIRECTORS:
        Directors' Fees and Compensation.")

(9)	Includes 9,250 shares of Common Stock owned of record; 2,000 shares of Common Stock which Mr. Morris has the right to acquire within sixty (60) days from the date hereof pursuant to options granted to him under the 1996 Stock Option Plan for Directors of the Company; and 10,000 shares of Common Stock which Mr. Morris has the right to acquire within sixty (60) days from the date hereof pursuant to options granted to him under the 1997 Non-Qualified Stock Option Plan for Non-Employee Directors of the Company. (See "BOARD OF DIRECTORS: Directors' Fees and Compensation.")

(10)	Includes 66,100 shares of Common Stock owned of record;
        55,000 shares of Common Stock held by a trust for which Mr. Turner serves as trustee; 6,000 shares of Common Stock which Mr. Turner has the right to acquire within sixty (60) days from the date hereof pursuant to options granted to him under the 1996 Stock Option Plan for Directors of the Company; and 10,000 shares of Common Stock which Mr. Turner has the right to acquire within sixty
        (60) days from the date hereof pursuant to options granted to him under the 1997 Non-Qualified Stock Option Plan for Non-Employee Directors of the Company. (See "BOARD OF DIRECTORS: Directors' Fees and Compensation.")

(11)	Includes 13,744 shares of Common Stock of the Company
        currently exercisable pursuant to the Company's 1988 Incentive Stock Option Plan; 24,048 shares of Common Stock of the Company currently exercisable pursuant to the Company's 1995 Incentive Stock Option Plan; 26,000 shares of Common Stock of the Company currently exercisable pursuant to the Company's 1996 Stock Option Plan for Directors; 60,000 shares of Common Stock of the Company currently exercisable pursuant to the Company's 1997 Non-Qualified Stock Option Plan for Non-Employee Directors;
        and 50,000 shares of Common Stock of the Company currently exercisable pursuant to the 1997 Non-Qualified Stock Option Plan for Officers and Key Employees.

                                     -7-
PAGE

By Others

        The following table sets forth certain information with respect to stockholders of the Company who were known to be beneficial owners of more than five percent (5%) of the issued and outstanding shares of the Common Stock of the Company as of March 31, 1999:

                                         Amount and
Name of Individual                       Nature of
   or Number of                          Beneficial             Percent
 Persons In Group                       Ownership(1)          of Class(2)
-----------------------              ------------------       -----------
Carlson Capital, L.P.
301 Commerce Street, Suite 3300
Fort Worth, Texas  76102                338,200 shares           5.87%

First Manhattan Co.
437 Madison Avenue
New York, New York  10022               354,200 shares(3)        6.15%

First Union Corporation
One First Union Center
Charlotte, North Carolina  28288        410,000 shares           7.12%

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts  02199            348,700 shares           6.05%

Pilgrim Bank and Thrift Fund, Inc.
40 North Central Avenue, Suite 1200
Phoenix, Arizona  85004                 544,200 shares(4)        9.45%

Pine Capital Management Incorporated
353 Sacramento Street, 10th Floor
San Francisco, California  94111        593,430 shares(5)       10.30%


(1)	Based on information furnished by the entities named and,
        except as otherwise indicated below, each entity has sole voting and dispositive power with respect to all shares of Common Stock owned by such entity.

(2)	Based on 5,760,235 shares of Common Stock issued and
        outstanding at March 31, 1999, as adjusted for shares convertible or exercisable within sixty (60) days which are deemed outstanding for a specific stockholder pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

(3)	First Manhattan Co. has shared voting and dispositive power
        with respect to these shares.

(4)	Pilgrim Bank and Thrift Fund, Inc. has sole voting power with respect to these shares. Pilgrim Investments, Inc., in its capacity as investment advisor to Pilgrim Bank and Thrift Fund, Inc., has shared dispositive power with respect to these shares.

                                     -8-
PAGE

(5)	Pine Capital Management, Incorporated has shared voting power with its clients, none of which own over five percent (5%) of the issued and outstanding shares of the Company, and sole dispositive power with respect to these shares.

                         COMPLIANCE WITH SECTION 16(a)

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than ten percent (10%) of the Common Stock to file with the Securities and Exchange Commission (the "SEC") and the American Stock Exchange ("AMEX") initial reports of ownership and reports of changes in ownership of the Common Stock. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file with the SEC. Based solely on the Company's review of the copies of such forms it has received during the year, the Company believes that during the year ended December 31, 1998, all the Company's directors, executive officers and holders of more than ten percent (10%) of the Common Stock complied with all
Section 16(a) filing requirements.

        To the best knowledge of management of the Company, during fiscal year 1998 no director, officer or ten percent (10%) beneficial owner of Common Stock of the Company failed to file with the SEC and AMEX any required reports on Form 3, 4 or 5 regarding transactions in securities of the Company.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

        The following table provides certain summary information concerning compensation paid or accrued by the Company and the Bank to or on behalf of the Company's Chairman of the Board and Chief Executive Officer and each of the two (2) other most highly compensated executive officers of the Company (determined as of the end of the last fiscal year) (hereafter referred to as the "named executive officers") for the fiscal years ended December 31, 1998, 1997 and 1996:

                          SUMMARY COMPENSATION TABLE
                             Annual Compensation

                                                                         All Other
    Name and                                                            Compensation
Principal Position                Year    Salary($)(1)     Bonus($)        ($)(2)
------------------                ----    ------------     --------     ------------
C. Jack Bean                      1998      $121,667        $     0      $ 30,700(4)
Chairman of the Board and         1997      $157,200        $     0      $  2,318
Chief Executive Officer of        1996      $139,346        $19,850      $  2,407
the Company; Chairman of
the Board of the Bank(3)

Bobby W. Hackler                  1998      $137,800        $     0      $  2,500
Chairman of the Board and         1997      $123,301        $     0      $  2,318
Chief Executive Officer of        1996      $103,946        $15,200      $  2,622
the Company; Chairman of
the Board, Chief Executive
Officer and President of
the Bank(3)

G. M. Heinzelmann, III            1998      $126,300        $     0      $  2,858
President of the Company;         1997      $113,000        $     0      $  2,318
Executive Vice President          1996      $ 94,500        $13,800      $  2,383
of the Bank

                                     -9-
PAGE

(1)	Includes salary and directors' fees paid by the Bank, before any salary reduction for contributions to the Bank's Savings Plan under Section 401(k) of the Internal Revenue Code of
        1986, as amended (the "Code").

(2)	The amounts shown in this column consist of matching
        contributions under the Bank's Savings Plan under Section
        401(k) of the Code, which was adopted by the Bank in 1993, unless otherwise indicated.

(3)	Mr. Bean held these positions until his retirement on August 31,
        1998. Mr. Hackler served as Vice Chairman and Chief Operating Officer of the Company and as Vice Chairman, President and Chief Executive Officer of the Bank until August 31, 1998, when he assumed the positions indicated in the table upon Mr. Bean's retirement.

(4)	Includes $1,200 for a matching contribution under the Bank's
        Savings Plan under Section 401(k) of the Code and $29,500 representing the fair market value of an automobile gifted to Mr. Bean by the Bank upon his retirement.

Stock Option Plans

        Description of Stock Option Plans.  The Board has adopted the
1988, 1995 and 1998 Incentive Stock Option Plans of Surety Capital Corporation and the 1997 Non-Qualified Stock Option Plan for Officers and Key Employees of Surety Capital Corporation (the "Stock Option Plans") for officers and/or key employees of the Company. The 1988, 1995 and 1998 Stock Option Plans have been approved by the stockholders of the Company. The 1997 Stock Option Plan was adopted by the Board on January 2, 1997 and is not subject to stockholder approval. The purpose of the Stock Option Plans is to attract and retain capable employees and provide an incentive to such employees to remain in the employ of the Company.

        Options for the purchase of Common Stock under the Stock Option Plans may be granted to officers or key employees selected from time to time by the Stock Option Committee of the Board. The exercise price for any options granted pursuant to the Stock Option Plans must be at least equal to the fair market value of the Common Stock on the date the options are granted. Under the Stock Option Plans an aggregate of 1,200,000 shares of Common Stock of the Company were set aside for issuance pursuant to the exercise of options granted thereunder, of which 252,792 shares are subject to outstanding options and 543,110 shares remain available for grant. To exercise the options, grantees must pay the exercise price in cash or Common Stock, or any combination of cash and Common Stock. Options granted under the 1988, 1995 and 1998 Stock Option Plans are incentive stock options and options granted under the 1997 Stock Option Plan are non-qualified stock options.

        Option Grants. The following table provides information on stock options granted in fiscal year 1998 to the named executive officers:

                                     -10-
PAGE

                    OPTION GRANTS IN FISCAL YEAR 1998(1)

------------------------------------------------------------------------------------------
                                                                                                   Potential
                                                                                               Realizable Value
                                                                                               at Assumed Annual
                                Individual Grants                                               Rates of Stock
                                                                                              Price Appreciation
                                                                                                for Option Term
-----------------------------------------------------------------------------------------------------------------
                             Number of      Percent
                            Securities      of Total
                            Underlying      Options          Exercise
                             Options       Granted to        or Base
                             Granted      Employees in        Price        Expiration
Name                         (#)(2)       Fiscal Year       ($/Sh)(3)         Date         5%($)(4)     10%($)(4)
-------------------------------------------------------------------------------------------------------------------
C. Jack Bean                   4,891         32.61%           $6.9375       01-02-08    $    21,339    $     54,078
                               6,522         32.61%           $6.9375       01-02-08    $    28,455    $     72,111
                               7,000         35.00%           $4.875        04-21-08    $    21,461    $     54,386
                              10,000        100.00%           $5.00         05-19-08    $    31,445    $     79,687

Bobby W. Hackler               3,740         24.93%           $6.9375       01-02-08    $    16,317    $     41,352
                               4,986         24.93%           $6.9375       01-02-08    $    21,754    $     55,128
                               5,400         27.00%           $4.875        04-21-08    $    16,556    $     41,955

G. M. Heinzelmann, III         3,399         22.66%           $6.9375       01-02-08    $    14,830    $     37,581
                               4,532         22.66%           $6.9375       01-02-08    $    19,773    $     50,108
                               5,000         25.00%           $4.875        04-21-08    $    15,329    $     38,847

-----------------------------------


(1)	This table reflects incentive stock options covering 28,070
        shares of Common Stock granted on January 2, 1998 under the 1995 Incentive Stock Option Plan of Surety Capital Corporation (the
        "1995 Plan"); incentive stock options covering 17,400 shares of Common Stock granted on April 21, 1998 under the 1995 Plan; and incentive stock options covering 10,000 shares of Common Stock granted on May 19, 1998 under the 1998 Incentive Stock Option Plan of Surety Capital Corporation (the "1998 Plan") to the named executive officers. Of the options granted under the 1995 Plan, 29,430 vested on the date of grant and 16,040 vested in January 1999 upon the public announcement by the Company of its 1998 operating results, since reported earnings per weighted average share outstanding for the Company's 1998 fiscal year equaled or exceeded reported earnings per weighted average share outstanding for the Company's 1997 fiscal year. Options granted under the 1995 Plan have been granted for a term of ten years, subject to earlier termination upon the occurrence of certain events related to termination of employment. Options granted under the 1998 Plan vested on the date of grant and have been granted for a term of ten years, subject to earlier termination upon the occurrence of certain events related to termination of employment.

(2)	Under the terms of the Stock Option Plans, the Stock Option
        Committee retains the discretion, subject to plan limits, to modify the terms of outstanding options.

(3)	Based on 100% of the fair market value of the shares
        underlying options on the date of grant.

(4)	The dollar amounts under these columns are the result of
        calculations of the potential realizable value under the 5% and 10% rates set by the Securities and Exchange Commission. The assumed appreciation rates of 5% and 10% (compounded annually on the $6.9375, $4.875 and $5.00 market values at the dates of grant) from the date of grant are not intended to forecast possible future appreciation, if any, of the Company's stock price. These amounts show potential realizable value of the options at the end of the ten year term.

                                     -11-
PAGE

        Option Exercises and Holdings. The following table provides information with respect to the named executive officers concerning the exercise of incentive stock options during the last fiscal year and unexercised incentive stock options held as of the end of the last fiscal year under the Stock Option Plans:

                          AGGREGATED OPTION EXERCISES
                              IN LAST FISCAL YEAR
                           AND FY-END OPTION VALUES

------------------------------------------------------------------
                                                                                            Value of
                                                                         Number of         Unexercised
                                                                        Unexercised       In-the-Money
                                                                        Options at         Options at
                                                                         FY-End (#)         FY-End ($)
                                                                     -------------------------------------
                                                         Value
                                  Shares Acquired       Realized        Exercisable/       Exercisable/
Name                               on Exercise (#)       ($)(1)         Unexercisable    Unexercisable(2)
----------------------------------------------------------------------------------------------------------

C. Jack Bean                         42,000          ($4,875.00)             0/0        $      0/$0

Bobby W. Hackler                      3,100           $2,131.25         94,535/75,000   $      0/$0

G. M. Heinzelmann, III                2,800           $1,225.00         90,592/75,000   $      0/$0

------------------------


(1)	Fair market value at exercise minus the exercise price.

(2)	Market value of underlying securities as of the fiscal year-end
        ($2.00), minus the exercise or base price.

Termination of Employment, Change in Control and Executive Deferred Compensation Agreements

        The Company has entered into termination of employment, change in control and executive deferred compensation agreements with certain of its executive officers, as more fully described below. While these agreements were not adopted to deter takeovers, they may have an incidental anti-takeover effect by making it more expensive for a bidder to acquire control of the Company.

        Change in Control Agreements. The Company entered into change in control agreements with the following executive officers of the Company:
C. Jack Bean, Bobby W. Hackler, G. M. Heinzelmann, III and B. J. Curley.
The change in control agreements provide for the payment under certain circumstances of benefits to these officers in the event of a change in control of the Company followed by the termination of employment of the officers. A "change in control" is deemed to have occurred if (i) any person becomes the beneficial owner, directly or indirectly, of twenty percent (20%) or more of the Common Stock of the Company, or (ii) during any period of two (2) consecutive years during the term of the change in control agreements, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period. Effective August 31, 1998, Mr. Bean resigned his positions as an executive officer of the Company and the Bank. Effective February 3, 1999, Mr. Hackler resigned his positions as an executive officer and director of the Company and the Bank. Effective April 22, 1999, Mr. Curley resigned his positions as an executive
officer and director of the Company and the Bank.   Upon their resignations,
each officer's change in control agreement became of no further force and effect.

                                     -12-
PAGE

        Under the change in control agreements, officers who, during the period commencing on the effective date of a change of control and ending two (2) years thereafter, are terminated by the Company for any reason other than for cause or who terminate their employment with the Company with good reason are entitled to receive a change in control payment at the time of such termination. The change in control payment payable under the change in control agreements may, at the election of the officers, be either in the form of a lump sum cash payment or in the form of Common Stock of the Company. The amount of the lump sum cash payment is equal to each officer's annual base salary rate (but excluding all other compensation, such as bonuses and fringe benefits) in effect immediately before the effective date of the change in control, multiplied by three (3). The stock payment consists of shares of Common Stock of the Company in an amount equal to the result obtained by dividing the cash payment the officer would otherwise be entitled to receive by the market value of the Common Stock on the effective date of the change in control.

        The change in control agreements continue in effect through September 1, 1999. On each successive September 1, the terms of the change in control agreements will be automatically extended for one (1) additional year, unless not later than by December 31 of the preceding year the Company shall have given notice to the officers that it does not wish to extend such change in control agreements.

        Level-Term Life Insurance Agreements. The Company entered into level-term life insurance agreements with the following executive officers of the Company pursuant to which the Company purchased $250,000 insurance policies on their respective lives: Bobby W. Hackler, G. M. Heinzelmann, III and B. J. Curley. The Company will pay the premiums on such policies, which are owned by the insureds, until the earlier of (i) the insureds reaching age 65, or (ii) the termination of the insureds' employment by the Company. However, under certain circumstances if the insureds are terminated prior to reaching age 65, the Company remains obligated to pay the premiums on the policies until the insureds reach age 65 or die. The annual premiums on these policies for 1998 were $1,270, $300 and $637.50, respectively. Effective February 3, 1999, Mr. Hackler resigned his positions as an executive officer and director of the Company and the Bank. Effective
April 22, 1999, Mr. Curley resigned his positions as an executive officer and director of the Company and the Bank. Upon their resignations, each officer's level-term life insurance agreement became of no further force and effect. Accordingly, the Company is no longer obligated to pay the premiums on the policies on the lives of Mr. Hackler and Mr. Curley.

        Stock Option Plans.  The Stock Option Plans contain certain
"change in control" provisions designed to attract and retain valued employees of the Company and to ensure that such employees' performance is not undermined by the possibility, threat or occurrence of a change in control. The 1988 and 1995 Plans provide that in the event of a change in control of the Company (in the form of a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation) any options granted under the plans become fully exercisable, notwithstanding any vesting schedule relating to such options to the contrary. The 1997 and 1998 Plans provide for the acceleration of a ny applicable vesting schedule upon a "change in control," which definition not only includes the dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, but also the acquisition by a person or group of 20% or more of the combined voting power of the Company's capital stock or under certain circumstances a change in the constitution of the Board.

                                     -13-
PAGE

        Executive Deferred Compensation Agreements. The Company entered into executive deferred compensation agreements, which are nonfunded, nontrusted and nonqualified deferred compensation plans (the "EDC Agreements"), with the following executive officers of the Company:
Bobby W. Hackler, G. M. Heinzelmann, III and B. J. Curley. The purpose of the EDC Agreements is to provide an economic incentive to the executive officers to remain in the employ of the Company until reaching age 65. Effective February 3, 1999, Mr. Hackler resigned his positions as an executive officer and director of the Company and the Bank. Mr. Hackler received a total of $129,750 as payment in full under his EDC Agreement, and his EDC Agreement is of no further force and effect. Effective April 22, 1999, Mr. Curley resigned his positions as an executive officer and director of the Company and the Bank, and the terms of his separation agreement are currently under negotiation.

        The following table provides information with respect to amounts that will be paid to Mr. Heinzelmann if certain conditions under his EDC Agreement are met.

                           LONG-TERM INCENTIVE PLANS
                  CUMULATIVE AWARDS THROUGH FISCAL YEAR 1998


                                                                               Estimated Future Payouts Under
                                                                                 Non-Stock Price-Based Plans
                                                                 ------------------------------------------------
                              Number of        Performance or
                               Shares,       Other Period Until
                              Units or          Maturation        Threshold       Target         Maximum
          Name            Other Rights (#)      or Payout(2)     ($ or #)(3)    ($ or #)(4)    ($ or #)(5)
----------------------------------------------------------------------------------------------------------------
G. M. Heinzelmann, III             (1)           Contingent        $51,955        $51,955       $428,625

---------------------

(1)	Mr. Heinzelmann's EDC Agreement provides for deferred
        compensation payments as follows: (a) if Mr. Heinzelmann continues employment with the Company until reaching age 65, fifteen (15) annual payments each equal to the greater of
        (i) 25% of Mr. Heinzelmann's then annual base salary, (ii)
        25% of his average annual base salary for the Company's two fiscal years prior to, and the Company's fiscal year of, his reaching age 65, or (iii) $25,000; (b) a payment if Mr. Heinzelmann's employment is terminated prior to reaching age 65 (i) for any reason other than cause, (ii) by Mr. Heinzelmann for good reason,
        (iii) because of disability, or (iv) because of death, in the amount of the greater of (1) 25% of his annual base salary on the date of termination, (2) 25% of his average annual base salary for the Company's two fiscal years prior to, and the Company's fiscal year of, the year of his termination of employment; or
        (3) $25,000, multiplied times 15, and the result multiplied times that percentage obtained by dividing (y) the number of years of Mr. Heinzelmann's service to the Company commencing with calendar year 1995 and ending with the calendar year in which Mr. Heinzelmann's employment by the Company is terminated by
        (z) 33 ; or (c) no payment in the event of termination of employment for cause. If the payment described in (b) above exceeds $250,000, the Company shall pay Mr. Heinzelmann in fifteen (15) equal annual payments. If the payment described in
        (b) above is equal to or less than $250,000, Mr. Heinzelmann may elect to receive a single lump sum payment or fifteen (15) equal annual payments collectively equal to the total amount of payment.

(2)	The payments due under Mr. Heinzelmann's EDC Agreement will
        commence within thirty (30) days after he reaches age 65, within thirty (30) days of an earlier employment termination if Mr. Heinzelmann elects to receive fifteen (15) annual payments, or within ninety (90) days of an earlier employment termination if he elects to receive a lump sum payment.

                                     -14-
PAGE

(3)	The threshold amount payable under Mr. Heinzelmann's EDC
        Agreement is the minimum amount payable annually, and assumes a termination of employment during 1998 under circumstances other than for cause and that Mr. Heinzelmann elected to receive fifteen
        (15) annual payments rather than a lump sum payment.

(4)	The target amount payable under Mr. Heinzelmann's EDC
        Agreement is the same as the threshold amount under footnote
        (3) above, as it changes annually.

(5)	The maximum amount payable under Mr. Heinzelmann's EDC
        Agreement is calculated on the assumptions that employment continues until age 65 and that the 1998 base salary is the base salary for the year Mr. Heinzelmann reaches age 65 and retires.

        Post Retirement Services Agreement. The Company and the Bank have entered into a post retirement services agreement with C. Jack Bean in recognition of his activities as a founder of the Company and of his long tenure as the principal executive officer of the Company and the Bank. The purposes of the agreement are to provide Mr. Bean with compensation and benefits for certain consulting services Mr. Bean is providing to the Company and the Bank on a part-time basis after his retirement as a full-time employee of the Company on August 31, 1998. Upon Mr. Bean's retirement the Company (to the extent of 25% thereof) and the Bank (to the extent of 75% thereof) began making payments to Mr. Bean in the amount of $53,825 per year, in addition to providing certain other benefits, including health insurance coverage and reimbursement for certain expenses incurred in connection with his post retirement consulting services to the Company and the Bank. Although Mr. Bean resumed certain of his positions as an executive officer of the Company and the Bank in February 1999, he continues to receive compensation under this agreement rather than a salary from the Company or the Bank.

        If the Company or the Bank defaults in the performance of any provisions of the agreement or the occurrence of a change in control of the Company, the Company (to the extent of 25% thereof) and the Bank (to the extent of 75% thereof) will pay Mr. Bean an accelerated payment calculated as follows: (1) the annual payment will be equal to the discounted present value of $53,825 per year for the number of years equal to eighty-five (85) minus Mr. Bean's age at the time of the default or change in control, and (2) the insurance coverage payment will be equal to the insurance cost times the number of years equal to eighty-five (85) minus Mr. Bean's age at the time of the default or change in control. The discount interest rate for purposes of clause (a) in the preceding sentence will be five percent (5%) per year; the insurance cost for purposes of clause (b) in the preceding sentence will be the cost of the coverage and reimbursement provided in the immediately preceding twelve (12) calendar month period.

Compensation Committee Interlocks and Insider Participation

        Neither the Company nor the Bank currently has a Compensation Committee or other Board committee performing equivalent functions. The Company did not pay any cash compensation to the named executive officers during the fiscal year ended December 31, 1998; all such compensation was paid by the Bank. The Company monitors salaries through its review of the Bank's budgeting process. The named executive officers of the Company are members of the Board of Directors of the Bank (the "Bank Board"), and in such capacity participated in deliberations regarding compensation for executive officers of the Company during the fiscal year ended December 31, 1998.

                                     -15-
PAGE

Stock Option Committee and Bank Board Joint Report on Executive Compensation

        As described above, the Company does not currently have a Compensation Committee or other Board committee performing equivalent functions. The named executive officers of the Company receive no salary or fees from the Company. All compensation paid to the named executive officers is paid by the Bank, and the Bank Board is responsible for determining these salaries. The Company monitors salaries through its review of the Bank's budgeting process.

        The Company has a Stock Option Committee, comprised of outside directors, which is responsible for reviewing performance and awarding stock options to the executive officers and key employees of the Company. The Stock Option Committee recommended a stock option award of 55,000 shares to be divided among the named executive officers and one other officer pro rata based on their respective 1998 base salaries. The Committee also recommended a stock option award of 10,000 shares to C. Jack Bean in recognition of his activities as a founder of the Company and of his long tenure as the principal executive officer of the Company and the Bank.

        The Bank does not have a Compensation Committee. The Bank Board performs the equivalent function of such a committee and regularly monitors the performance of the Bank's executive officers through its monthly review of the Bank's performance. The Bank Board establishes and approves executive compensation as part of its annual budgeting process. Base salaries for 1998 for the named executive officers were based upon a review of comparable positions in the banking industry. The Federal Reserve Bank's Eleventh District survey of salaries was the primary source used for such comparison. Also, individual performance of each named executive officer was considered in determining compensation. The Bank Board may also, in its discretion, award bonuses to executive officers based upon individual and corporate performance. Based on the loss recorded for 1998, the Bank Board voted to not award bonuses to the named executive officers for 1998.

        A significant portion of the Company's and the Bank's executive compensation is linked directly to individual and corporate performance. The Boards of Directors of the Company and of the Bank will continue to review all elements of executive compensation to ensure that the total c ompensation program, and each element thereof, meets the Company's objectives and philosophy.


Stock Option Committee of                  Board of Directors of Surety
Surety Capital Corporation                  Bank, National Association

    William B. Byrd                           C. Jack Bean, Chairman
   Joseph S. Hardin                              William B. Byrd
   Cullen W. Turner                              Joseph S. Hardin
                                              G. M. Heinzelmann, III
                                               Margaret E. Holland
                                                 Michael L. Milam
                                                  Garrett Morris
                                                 Cullen W. Turner

Performance Graph

        The following graph compares the cumulative total stockholder return on the Common Stock of the Company with that of the MG Industry
Group 415 - Regional- Southwest Banks Index, a bank stock index published by Media General Financial Services, Inc., and the American Stock Exchange Index, a broad market index published by the American Stock Exchange. The comparison for each of the periods assumes that $100 was invested on December 31, 1993 in each of the Common Stock of the Company, the stocks

                                     -16-
PAGE
included in the MG Industry Group 415 - Regional-Southwest Banks Index, and the stocks included in the American Stock Exchange Index. These indexes, which reflect formulas for dividend reinvestment and weighting of individual stocks, do not necessarily reflect returns that could be achieved by individual investors.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                 AMONG THE COMPANY, THE MG INDUSTRY GROUP 415 -
                        REGIONAL-SOUTHWEST BANKS INDEX,
                    AND THE AMERICAN STOCK EXCHANGE INDEX


                            1993      1994     1995      1996      1997      1998
                           -------   ------   -------   -------   -------   -------
Company                    $100.00   $68.49   $ 76.71   $ 89.04   $153.42   $ 43.84
MG Industry Group 415      $100.00   $98.92   $138.12   $173.64   $275.50   $242.38
American Stock Exchange    $100.00   $88.33   $113.86   $120.15   $144.57   $142.61


                             CERTAIN TRANSACTIONS

Certain Relationships and Related Transactions

        The Certificate of Incorporation of the Company limits the liability of directors to the full extent permitted by Delaware law. The Certificate of Incorporation also provides that the Company will indemnify directors and officers to the full extent provided by Delaware law.

        From time to time, the Bank makes loans to officers, directors and principal stockholders (and their affiliates) of the Company or the Bank.
All loans to such persons are made in the ordinary course of business; are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons; and do not involve more than the normal risk of collectibility or present other unfavorable features.

                                     -17-
PAGE

        During 1998 the Company extended loans of $482,000 to insureds to finance premiums paid to Dallas Fire Insurance Company, an insurance company of which Michael L. Milam, a director of the Company, is president. During 1998 the Company paid $182,335 for legal services to Tracy & Holland, L.L.P., a law firm in which Margaret E. Holland is a partner. Ms. Holland is a director of the Company.

                      PROPOSALS FOR NEXT ANNUAL MEETING

        Any proposals from stockholders to be presented for consideration for inclusion in the proxy material in connection with the 2000 annual meeting of stockholders of the Company must be submitted in accordance with the rules of the SEC and received by the Secretary of the Company at the Company's principal executive offices no later than the close of business on December 29, 1999.

                                  GENERAL

        The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. Costs of solicitation will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, and telegram by directors, officers and employees of the Company. Arrangements have also been made with brokerage houses, banks and other custodians, nominees, and fiduciaries for the forwarding of soliciting materials to the beneficial owners of the Common Stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

        All information contained in this Proxy Statement relating to the occupations, affiliations, and securities holdings of directors and officers of the Company and their relationship and transactions with the Company is based upon information received from the individual directors and officers. All information relating to any beneficial owner of more than five percent (5%) of the Common Stock is based upon information contained in reports filed by such owner with the SEC.

The Annual Report to stockholders of the Company for the fiscal year ended December 31, 1998, which includes financial statements, accompanying this Proxy Statement, does not form any part of the material for the solicitation of proxies.

	A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, MAY BE OBTAINED WITHOUT CHARGE (EXCEPT FOR EXHIBITS TO SUCH REPORT, WHICH WILL BE FURNISHED UPON PAYMENT OF THE COMPANY'S REASONABLE EXPENSES
IN FURNISHING SUCH EXHIBITS) TO ANY PERSON TO WHOM A PROXY STATEMENT IS DELIVERED, UPON ORAL OR WRITTEN REQUEST OF SUCH PERSON AND BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF
SUCH REQUEST. ANY PERSON DESIRING A COPY OF THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, OR THE EXHIBITS THERETO, SHOULD ADDRESS HIS REQUEST TO MR. ROBERT L. BINTLIFF, 1845 PRECINCT LINE ROAD, SUITE 100, HURST, TEXAS 76054.

                                        By Order of the Board of Directors,



May 5, 1999                             G. M. Heinzelmann, III, President

                                     -18-
PAGE

                         SURETY CAPITAL CORPORATION
    Proxy Solicited on Behalf of the Board of Directors of the Corporation
                For Annual Meeting of Stockholders June 4, 1999


	The undersigned hereby constitutes and appoints C. Jack Bean and G. M. Heinzelmann, III, and each of them, proxies with full power of substitution, to vote, as directed below, all the shares of common stock of Surety Capital Corporation (the "Corporation") held of record by the undersigned at the close of business on April 19, 1999, at the Annual Meeting of Stockholders to be held at Surety Bank, National Association, 600 Pat Booker Road, Universal City, Texas 78148, at 3:00 p.m. on June 4, 1999, and at any adjournment or adjournments thereof.

	1.	ELECTION OF DIRECTORS -- Nominees:  C. Jack Bean, William B.
                Byrd, Joseph S. Hardin, G. M. Heinzelmann, III, Margaret E. Holland, Michael L. Milam, Garrett Morris and Cullen W. Turner.

                MARK ONLY ONE BOX       _____  VOTE FOR all nominees listed
                                               above, except vote to be
                                               withheld from the following
                                               nominees, if any: ____________

                                        _____  VOTE TO BE WITHHELD from all
                                               nominees.

	2.	OTHER BUSINESS.  In their discretion upon such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

                FOR ___ AGAINST ___ ABSTAIN ___

	This proxy when properly executed will be voted as directed herein by the undersigned. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR all the nominees listed above and, in the discretion of the persons named herein as proxies, upon such other business as may come before the meeting and any adjournment or adjournments thereof. The undersigned hereby revokes any proxy or proxies heretofore given and hereby confirms all that said attorneys and proxies, or any of them, or their substitutes may do by virtue hereof.
In addition, receipt of the 1998 Annual Report, the Notice of Annual Meeting and the Proxy Statement of Surety Capital Corporation dated May 5, 1999 is hereby acknowledged.

SHARES OF COMMON STOCK:  ________________      DATED _________________, 1999

                                               _____________________________

                                               _____________________________
                                                Signature of Shareholder(s)


                                               _____________________________
Please date this proxy and sign                       Street Address
your name exactly as it appears
hereon, and mail today.  When
signing on behalf of a corporation,            _____________________________
partnership, estate, trust, or                 City         State   Zip Code
the like, indicate title of persons
signing.  For joint accounts, each
joint owner should sign.




NOTE: I _____ WILL _____ WILL NOT ATTEND THE STOCKHOLDERS' MEETING ON JUNE 4, 1999.